UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the close of business on April 7, 2010, the record date for the determination of unitholders entitled to vote at the Partnership's 2010 annual meeting of common unitholders, there were 71,433,372 common units of the Partnership issued, outstanding and entitled to vote at the meeting. At the annual meeting of common unitholders held on June 2, 2010, there were not less than 65,033,365 common units, or approximately 91.0% of the outstanding common units, represented by proxy or in attendance at the meeting, thereby establishing the presence of a quorum. The Partnership's common unitholders were presented with and asked to vote on two proposals. The following are the results of the voting.

Proposal No. 1:

The election of Frank M. Semple, Donald D. Wolf, Keith E. Bailey, Michael L. Beatty, Charles K. Dempster, Donald C. Heppermann, William A. Kellstrom, Anne E. Fox Mounsey and William P. Nicoletti as Directors of MarkWest Energy GP, L.L.C., the general partner of the Partnership, to hold office for a one-year term expiring at the 2011 Annual Meeting of Common Unitholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frank M. Semple	36,064,908	271,420	28,697,037
Donald D. Wolf	36,035,144	301,184	28,697,037
Keith E. Bailey	36,037,005	299,323	28,697,037
Michael L. Beatty	30,516,117	5,820,211	28,697,037
Charles K. Dempster	36,054,219	282,109	28,697,037
Donald C. Heppermann	36,054,105	282,223	28,697,037
William A. Kellstrom	36,055,171	281,157	28,697,037
Anne E. Fox Mounsey	36,050,590	285,738	28,697,037
William P. Nicoletti	36,054,346	281,982	28,697,037

Proposal No. 2:

The ratification of Deloitte & Touche LLP as the Partnership’s independent accountants for the fiscal year ending December 31, 2010:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
64,716,921	174,750	141,694	—

In accordance with the above, each of the nominees for election to the Board of Directors received the requisite number of votes required for election and proposal number two received the requisite number of votes for approval. Accordingly, Mr. Semple, Mr. Wolf, Mr. Bailey, Mr. Beatty, Mr. Dempster, Mr. Heppermann, Mr. Kellstrom, Ms. Fox Mounsey and Mr. Nicoletti have been elected as Directors to serve for a term expiring at the 2011 Annual Meeting of Common Unitholders. In addition, the selection of Deloitte & Touche LLP as the Partnership’s independent registered public accountants for the fiscal year ending December 31, 2010, was ratified.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: June 3, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer